SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)             February 19, 2004
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                   LADENBURG THALMANN FINANCIAL SERVICES INC.
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               (Exact Name of Registrant as Specified in Charter)



            Florida                      1-15799                 65-0701248
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(State or Other Jurisdiction       (Commission File           (IRS Employer
    of Incorporation)                     Number)            Identification No.)



590 Madison Avenue, 34th Floor, New York, New York                 10022
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code   (212) 409-2000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

     On February 19, 2004, Ladenburg Thalmann Financial Services Inc. (the "Company") released the press release attached as Exhibit 99.1 discussing the Company's continued listing on the American Stock Exchange.

Item 7. Financial Statement and Exhibits

        (c) Exhibits:

                 99.1     Press release dated February 19, 2004

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 19, 2004


                                   LADENBURG THALMANN FINANCIAL SERVICES INC.




                              By:  /s/ Victor M. Rivas
                                   ------------------------
                                   Name:   Victor M. Rivas
                                   Title:  President and Chief Executive Officer